--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

July 15, 2002

To Our Shareholders:

We are pleased to submit to you our report for the quarter and six months ended June 30, 2002. The net asset values per share at that date were $12.83, $12.52, and $12.52 for Class A, Class B, and Class C shares, respectively. Class I shares had a net asset value of $12.99. In addition, a distribution of $0.19 per share was declared for shareholders of record on June 20, 2002 and paid on June 21, 2002 to all four classes of shares.

INVESTMENT REVIEW

    For the quarter, Cohen & Steers Equity Income Fund had a total return, based on income and change in net asset value, of 4.3% for Class A shares. Class B and C shares both returned 4.2% for the quarter. Class I shares returned 4.5%. This performance compared to the Fund's benchmark, the NAREIT Equity REIT Index's* total return of 5.0%. The Fund's total return for the six months was 13.1% for Class A shares. Class B shares and C shares both returned 12.8%. Class I shares returned 13.3% The NAREIT Equity REIT Index return was 13.7%. Fund performance information does not take into account sales loads or contingent deferred sales charges, if any.

    In what has been characterized by the press as a 'grim' quarter for the financial markets (the S&P 500 Index declined 13.4%), REITs extended their winning streak, now to nearly two-and-a-half years, outperforming most asset classes during this period by an extraordinary margin. Despite the continued mild deterioration in real estate fundamentals, REIT share valuations expanded moderately in the quarter. In our opinion, this is the result of the market's anticipation of a recovery that will begin to take place, property type-by-property type, as an economic expansion begins to unfold. Based on performance in both the second quarter and the first half of the year, it appears that the market expects the Regional Mall (+25.0% in the first half of 2002), Hotel (+22.7%), and Industrial (+20.8%) sectors to be the first to recover.

    The Apartment (+5.2%) and Office (+8.2%) sectors, although still producing positive returns, were exceptions to the powerful performance of REITs this year. Perhaps the most consistently strong sector of the economy has been single-family home construction. Low interest rates and the strong propensity of Americans to own their homes have created softness in many apartment markets. Exacerbating this has been developers' and owners' access to low-cost financing, which has helped create excess supply: multifamily construction has risen by about 10% from last year's levels, despite soft demand. Consequently, vacancy rates have risen and price competition is causing downward pressure on rental rates. While we are looking for these trends to abate, we have not yet seen any convincing sign that they are. As a result, and considering that apartment valuations are not compelling, we have remained underweighted in this sector, limiting our holdings to those companies operating in markets where the cost of home ownership is the highest, and the barriers to entry are the most formidable.

    With respect to the Office sector, we have maintained our overweighted position, despite the absence of signs that a meaningful recovery in occupancies and rents is in sight. In fact, continuing layoffs and expectations of relatively slow job growth have caused some analysts to expect no recovery in many office markets until late 2003 or even 2004. In contrast to the apartment market, however, current and prospective supply of new office space has declined dramatically: construction has declined 21% from last year's levels. Also, in contrast to the Apartment

--------------------------------------------------------------------------------
                                       1

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                     COHEN & STEERS EQUITY INCOME FUND, INC.

sector, most office owners are selling at above-average discounts to their net asset values and below-average multiples of cash flow. This, in our opinion, suggests that the market is already discounting continued weakness in many office markets. Further, the lead time required to bring office space out of the ground is much longer than for any other property type. As a result, we believe that improving occupancies and rents may be evident sooner than many currently envision. We expect that, well before any upturn, and as conditions begin to stabilize, the shares of office owners will respond very positively.

    In addition to the positive market performance of REITs so far this year, the other big story has been their much-improved access to equity and debt capital. The successful initial public offering of Heritage Property Investment Trust was the first REIT IPO since 1999. In addition, the $3.9 billion of common equity capital raised in the first half of the year places the industry in line to raise the most equity capital in several years, albeit well below the $14.6 billion raised in 1998 and the record $26.3 billion raised in 1997. Nonetheless, the combination of equity issuance and price appreciation has expanded the equity market capitalization of REITs to a record of nearly $200 billion at mid-year. And finally, REITs have continued to take advantage of the favorable interest rate environment, raising $5.4 billion in unsecured debt in the first half of the year, up approximately 10% year over year. While much of this debt and equity capital has been used to finance property acquisitions, a great deal of it has been used to refinance existing or maturing high-cost debt. In either case, this capital was put to good use, enhancing most companies' current and long-term earnings potential.

INVESTMENT OUTLOOK

    Many have noted that in the first half of 2002 a record $2.8 billion flowed into real estate mutual funds, whose total assets of $15.4 billion at mid-year is also a record. Flows into mutual funds are considered by many to be a barometer of investor psychology and an influence over the movement of share prices. Many analysts and commentators have argued that the rise of REIT prices has had less to do with sound, or improving, fundamentals, than with the sheer power of money chasing this small group of stocks. On the contrary, we believe that the rise of REIT prices reflects an underlying trend that is much more powerful than the flow of capital into mutual funds.

    We believe that the strength of REITs is based on the market's increased confidence in their stability of cash flows, the veracity of their financial disclosure, and the sustainability and growth potential of dividends. These features, sadly, are in stark contrast to the issues that are of greatest concern to investors today with respect to much of corporate America. Nowhere is this better reflected than in the debt market for REITs. As shown in the chart below, for the first time ever, REIT unsecured debt is now trading at a yield that is lower than comparably rated industrial companies. This has nothing to do with the flow of capital into mutual funds. Rather, this is the result of the rash of downgrades in corporate America and the bankruptcy or near-bankruptcy of companies that very recently had investment-grade credit ratings. In contrast, the market appears to have greater confidence in asset-based lending. This is not confined to the public market. Because the default rate on commercial mortgages continues to hover at a record-low level (less than 1%), financial institutions have continued to extend credit to real estate owners throughout the economic downturn.

--------------------------------------------------------------------------------
                                       2




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                     COHEN & STEERS EQUITY INCOME FUND, INC.


                                YIELD SPREAD
                  BBB-RATED REITS LESS BBB-RATED INDUSTRIALS

Jul-97   Jan-98   Jul-98   Jan-99   Jul-99   Jan-00   Jul-00   Jan-01   Jul-01   Jan-02   Jun-02
------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
  15       23       34      143       82       66       83       76       24       33      -18

Source: Merrill Lynch

    To be sure, there are several things that must happen for REITs to continue to perform well. Foremost is that the economy must indeed continue on the path toward recovery, without which real estate conditions and the outlook for earnings will worsen. It is our sense that the market has already begun to factor a stronger economy with healthy job growth into REIT valuations. In addition, discipline must be maintained with respect to development so that any new demand for space is not immediately satisfied with new supply. Related to this, of course, is that the low interest rate environment and strength of real estate credit must not encourage speculative development unwarranted by fundamentals.

    Despite the strong performance of REIT shares, we continue to view their valuations as well within fair and rational bounds. On average, REITs trade at around 10x cash flow, compared to a peak of 14x and a long-term average of 12x. Also on average, REITs are currently trading close to the net asset values of their underlying properties, a level that is consistent with the historical average. The direction of net asset value is an important factor for share prices, and the prospect of improving asset values as the real estate recovery proceeds gives us further confidence in current valuations. Importantly, based on the high current dividend yield of REITs, their exceptional dividend growth potential, and the prospect of total returns from other assets, which is barely more

--------------------------------------------------------------------------------
                                       3

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

than REIT current yields alone, we believe that REITs should continue to deliver acceptable long-term total returns.

Sincerely,

             MARTIN COHEN        ROBERT H. STEERS
             MARTIN COHEN        ROBERT H. STEERS
             President           Chairman

                       GREG E. BROOKS
                       GREG E. BROOKS
                       Portfolio Manager


--------------------------------------------------------------------
    Cohen & Steers is online at www.cohenandsteers.com

    We have recently enhanced both the look and features of our website to give you more information about our company, our funds and the REIT market in general.

    ON-LINE ACCESS is now available for shareholders of the Cohen & Steers Funds whose accounts are held directly with the transfer agent. After registering, you will be able to manage your entire account online including purchasing or redeeming shares, updating account information, and checking your portfolio holdings.

    Check out our new interactive Asset Allocation Tool, which allows you to hypothetically add REITs to any portfolio to see how they impact expected total returns and risk. Or try the Fund Performance Calculator and see how our funds have performed versus the S&P 500 index or NASDAQ composite. As always, you can also get daily net asset values, fund fact sheets, portfolio highlights, recent news articles and our overall insights on the REIT market.

            So visit us today at www.cohenandsteers.com
--------------------------------------------------------------------


* The NAREIT Equity REIT Index is an unmanaged, market capitalization weighted index of all publicly-traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly-traded REITs as a whole.

--------------------------------------------------------------------------------
                                      4

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                     COHEN & STEERS EQUITY INCOME FUND, INC.

                            SCHEDULE OF INVESTMENTS
                           JUNE 30, 2002 (UNAUDITED)

                                                      NUMBER        VALUE         DIVIDEND
                                                    OF SHARES      (NOTE 1)        YIELD*
                                                    ----------   ------------   ------------
EQUITIES                                  97.83%
  COMMON STOCK                            88.18%
    APARTMENT/RESIDENTIAL                 15.03%
         Apartment Investment & Management
            Co. -- Class A.......................      361,800   $ 17,800,560       6.67%
         Archstone-Smith Trust...................      435,600     11,630,520       6.37
         Camden Property Trust...................      164,800      6,102,544       6.86
         Gables Residential Trust................      301,800      9,636,474       7.55
         Home Properties of New York.............      203,100      7,705,614       6.33
         Post Properties.........................      282,700      8,526,232      10.34
         Summit Properties.......................      316,200      7,383,270       8.14
         United Dominion Realty Trust............      585,600      9,223,200       7.05
                                                                 ------------
                                                                   78,008,414
                                                                 ------------
    DIVERSIFIED                            2.14%
         Colonial Properties Trust...............      285,500     11,120,225       6.78
                                                                 ------------
    HEALTH CARE                            7.40%
         Health Care Property Investors..........      241,000     10,338,900       7.55
         Healthcare Realty Trust.................       91,000      2,912,000       7.44
         Health Care REIT........................      242,400      7,259,880       7.81
         Nationwide Health Properties............      472,200      8,853,750       9.81
         Ventas..................................      710,200      9,055,050       7.45
                                                                 ------------
                                                                   38,419,580
                                                                 ------------
    INDUSTRIAL                             4.87%
         First Industrial Realty Trust...........      331,600     10,893,060       8.28
         ProLogis................................      552,600     14,367,600       5.46
                                                                 ------------
                                                                   25,260,660
                                                                 ------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       5

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2002 (UNAUDITED)

                                                      NUMBER        VALUE         DIVIDEND
                                                    OF SHARES      (NOTE 1)        YIELD*
                                                    ----------   ------------   ------------
    OFFICE                                33.28%
         Arden Realty............................      641,500   $ 18,250,675       7.10%
         Boston Properties.......................      375,100     14,985,245       6.11
         Brandywine Realty Trust.................      557,800     14,447,020       6.80
         CarrAmerica Realty Corp.................      535,400     16,517,090       6.48
         Crescent Real Estate Equities Co........      754,000     14,099,800       8.02
         Equity Office Properties Trust..........    1,045,000     31,454,500       6.64
         Highwoods Properties....................      507,000     13,182,000       9.00
         Mack-Cali Realty Corp...................      495,700     17,423,855       7.06
         Prentiss Properties Trust...............      572,200     18,167,350       7.06
         Vornado Realty Trust....................      306,900     14,178,780       5.71
                                                                 ------------
                                                                  172,706,315
                                                                 ------------
    OFFICE/INDUSTRIAL                      8.09%
         Kilroy Realty Corp......................      503,200     13,460,600       7.40
         Liberty Property Trust..................      479,500     16,782,500       6.74
         Reckson Associates Realty Corp..........      145,100      3,612,990       6.82
         Reckson Associates Realty Corp.  --
            Class B..............................      318,100      8,111,550      10.18
                                                                 ------------
                                                                   41,967,640
                                                                 ------------
    SHOPPING CENTER                       17.37%
       COMMUNITY CENTER                    4.79%
         Developers Diversified Realty Corp......      434,800      9,783,000       6.76
         Federal Realty Investment Trust.........      323,900      8,975,269       6.93
         Regency Centers Corp....................      148,700      4,408,955       6.88
         Urstadt Biddle Properties  -- Class A...      150,000      1,710,000       7.19
                                                                 ------------
                                                                   24,877,224
                                                                 ------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       6

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2002 (UNAUDITED)

                                                      NUMBER        VALUE         DIVIDEND
                                                    OF SHARES      (NOTE 1)        YIELD*
                                                    ----------   ------------   ------------
       REGIONAL MALL                      12.58%
         CBL & Associates Properties.............       67,300   $  2,725,650       5.48%
         General Growth Properties...............      178,100      9,083,100       5.10
         Glimcher Realty Trust...................      118,600      2,194,100      10.40
         Macerich Co.............................      562,900     17,449,900       7.10
         Mills Corp..............................      395,200     12,251,200       7.06
         Simon Property Group....................      386,000     14,220,240       5.97
         Taubman Centers.........................      482,500      7,358,125       6.69
                                                                 ------------
                                                                   65,282,315
                                                                 ------------
         TOTAL SHOPPING CENTER...................                  90,159,539
                                                                 ------------
              TOTAL COMMON STOCK (Identified
                cost -- $405,920,527)............                 457,642,373
                                                                 ------------
  PREFERRED STOCK                          9.65%
    APARTMENT/RESIDENTIAL                  2.28%
         Apartment Investment & Management Co.,
            9.00%, Series C......................       97,300      2,444,176       8.96
         Apartment Investment & Management Co.,
            9.375%, Series G.....................       73,300      1,884,543       9.10
         Apartment Investment & Management Co.,
            10.10%, Series Q.....................       53,000      1,411,920       9.50
         Apartment Investment & Management Co.,
            10.00%, Series R.....................      116,600      3,078,240       9.47
         BRE Properties., 8.08%, Series B........       92,000      2,304,600       8.06
         Mid America Apartment Communities,
            8.875%, Series B.....................       18,300        458,049       8.87
         Mid America Apartment Communities,
            9.375%, Series C.....................       10,700        270,389       9.27
                                                                 ------------
                                                                   11,851,917
                                                                 ------------
    DIVERSIFIED                            0.76%
         Colonial Properties Trust, 8.75%,
            Series A.............................       95,700      2,388,672       8.77
        #Duke Realty Corp., 7.99%, Series B......       32,500      1,578,281       8.23
                                                                 ------------
                                                                    3,966,953
                                                                 ------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       7

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2002 (UNAUDITED)

                                                      NUMBER        VALUE         DIVIDEND
                                                    OF SHARES      (NOTE 1)        YIELD*
                                                    ----------   ------------   ------------
    HEALTH CARE                            1.02%
         Health Care Property Investors, 8.70%,
            Series B.............................       10,000   $    253,700       8.59%
         Healthcare Realty Trust, 8.875%,
            Series A.............................       28,000        700,280       8.87
         Healthcare REIT, 8.875%, Series B.......       17,500        444,500       8.74
        #Nationwide Health Properties, 7.677%,
            Series P.............................       50,000      3,900,000       9.85
                                                                 ------------
                                                                    5,298,480
                                                                 ------------
    HOTEL                                  0.73%
         FelCor Lodging Trust, $1.95, Series A
            (Convertible)........................       49,100      1,108,187       8.64
         FelCor Lodging Trust, 9.00%,
            Series B.............................       43,000      1,069,840       9.04
         Innkeepers USA Trust, 8.625%,
            Series A.............................       64,700      1,591,620       8.77
                                                                 ------------
                                                                    3,769,647
                                                                 ------------
    OFFICE                                 3.05%
         Alexandria Real Estate Equities, 9.10%,
            Series B.............................       42,500      1,116,050       8.68
         CarrAmerica Realty Corp., 8.57%,
            Series B.............................       54,000      1,366,200       8.46
         Crescent Real Estate Equities Co.,
            6.75%, Series A (Convertible)........      315,300      6,142,044       8.68
        #Highwoods Properties, 8.625%,
            Series A.............................        7,400      7,182,625       8.88
                                                                 ------------
                                                                   15,806,919
                                                                 ------------
    OFFICE/INDUSTRIAL                      0.44%
         Liberty Property Trust, 8.80%,
            Series A.............................       25,700        651,495       8.68
         PS Business Parks, 8.75%, Series F......       65,800      1,659,476       8.67
                                                                 ------------
                                                                    2,310,971
                                                                 ------------
    SHOPPING CENTER                        1.37%
       COMMUNITY CENTER                    0.45%
         Commercial Net Lease Realty, 9.00%,
            Series A.............................       24,500        616,910       8.94
         Developers Diversified Realty Corp,
            9.50%, Series A......................       68,000      1,696,600       8.62
                                                                 ------------
                                                                    2,313,510
                                                                 ------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       8

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2002 (UNAUDITED)

                                                      NUMBER        VALUE         DIVIDEND
                                                    OF SHARES      (NOTE 1)        YIELD*
                                                    ----------   ------------   ------------
       REGIONAL MALL                       0.92%
         CBL & Associates Properties, 8.75%,
            Series B.............................       49,000   $  2,460,780       8.72%
         Crown American Realty Trust, 11.00%,
            Series A.............................        9,800        545,860       9.87
         Taubman Centers, 8.30%, Series A........       76,700      1,787,110       8.93
                                                                 ------------
                                                                    4,793,750
                                                                 ------------
         TOTAL SHOPPING CENTER...................                   7,107,260
                                                                 ------------
            TOTAL PREFERRED STOCK (Identified
              cost -- $46,486,858)...............                  50,112,147
                                                                 ------------
            TOTAL EQUITIES (Identified
              cost -- $452,407,385)..............                 507,754,520
                                                                 ------------

                                                    PRINCIPAL
                                                     AMOUNT
                                                   -----------
COMMERCIAL PAPER                           2.61%
       American Express Credit Corp., 1.89%,
         due 7/01/02 (Identified cost --
         $13,566,000)...........................   $13,566,000     13,566,000
                                                                 ------------
TOTAL INVESTMENTS (Identified cost --
  $465,973,385)......................... 100.44%                  521,320,520
LIABILITIES IN EXCESS OF OTHER ASSETS...  (0.44)%                  (2,322,160)
                                         ------                  ------------
NET ASSETS ............................. 100.00%                 $518,998,360
                                         ------                  ------------
                                         ------                  ------------

-------------------
* Dividend yield is computed by dividing the security's current annual dividend rate by the last sale price on the principal exchange, or market, on which such security trades.

# Security trades infrequently. The Fund prices this security at fair value using procedures approved by the Fund's Board of Directors.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       9

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

                      STATEMENT OF ASSETS AND LIABILITIES
                           JUNE 30, 2002 (UNAUDITED)

ASSETS:
    Investments in securities, at value (Identified
       cost -- $465,973,385) (Note 1).......................  $521,320,520
    Cash....................................................           284
    Receivable for fund shares sold.........................     5,791,448
    Dividends receivable....................................     3,184,588
    Receivable for investment securities sold...............     2,380,365
    Unamortized organization costs and other assets
       (Note 1).............................................         6,980
                                                              ------------
         Total Assets.......................................   532,684,185
                                                              ------------
LIABILITIES:
    Payable for investment securities purchased.............    12,125,676
    Payable for fund shares redeemed........................       714,731
    Payable to investment adviser...........................       302,608
    Payable for distribution fees...........................       259,525
    Payable for shareholder servicing fees..................       195,912
    Payable to administrator................................        32,505
    Other liabilities.......................................        54,868
                                                              ------------
         Total Liabilities..................................    13,685,825
                                                              ------------
NET ASSETS..................................................  $518,998,360
                                                              ------------
                                                              ------------
NET ASSETS consist of:
    Paid-in capital (Notes 1 and 5).........................  $466,536,029
    Distributions in excess of net investment income........    (2,733,571)
    Accumulated net realized loss on investments............      (151,233)
    Net unrealized appreciation on investments..............    55,347,135
                                                              ------------
                                                              $518,998,360
                                                              ------------
                                                              ------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       10

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

               STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
                           JUNE 30, 2002 (UNAUDITED)

CLASS A SHARES:
    NET ASSETS..............................................  $152,785,042
    Shares issued and outstanding ($0.001 par value common
       stock outstanding) (Note 5)..........................    11,905,602
                                                              ------------
    Net asset value and redemption price per share'D'.......  $      12.83
                                                              ------------
                                                              ------------
    Maximum offering price per share
       ($12.83 [div]  0.955)'DD'............................  $      13.43
                                                              ------------
                                                              ------------
CLASS B SHARES:
    NET ASSETS..............................................  $130,446,537
    Shares issued and outstanding ($0.001 par value common
       stock outstanding) (Note 5)..........................    10,418,219
                                                              ------------
    Net asset value and offering price per share'D'.........  $      12.52
                                                              ------------
                                                              ------------
CLASS C SHARES:
    NET ASSETS..............................................  $205,301,544
    Shares issued and outstanding ($0.001 par value common
       stock outstanding) (Note 5)..........................    16,396,318
                                                              ------------
    Net asset value and offering price per share'D'.........  $      12.52
                                                              ------------
                                                              ------------
CLASS I SHARES:
    NET ASSETS..............................................  $ 30,465,237
    Shares issued and outstanding ($0.001 par value common
       stock outstanding) (Note 5)..........................     2,345,507
                                                              ------------
    Net asset value, offering and redemption price per
       share................................................  $      12.99
                                                              ------------
                                                              ------------

-------------------
'D' Redemption price per share is equal to the net asset value per share less any applicable deferred sales charge which varies with the length of time shares are held.

'DD' On investments of $100,000 or more, the offering price is reduced.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       11

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

                            STATEMENT OF OPERATIONS
               FOR THE SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)

Investment Income (Note 1):
    Dividend income.........................................  $14,373,956
    Interest income.........................................      132,952
                                                              -----------
         Total Income.......................................   14,506,908
                                                              -----------
Expenses:
    Investment advisory fees (Note 2).......................    1,511,649
    Distribution fees -- Class A (Note 2)...................      145,005
    Distribution fees -- Class B (Note 2)...................      397,873
    Distribution fees -- Class C (Note 2)...................      592,062
    Shareholder servicing fees -- Class A (Note 2)..........       58,002
    Shareholder servicing fees -- Class B (Note 2)..........      132,624
    Shareholder servicing fees -- Class C (Note 2)..........      197,354
    Administration and transfer agent fees (Note 2).........      226,924
    Registration and filing fees............................       45,316
    Professional fees.......................................       35,616
    Custodian fees and expenses.............................       24,600
    Directors' fees and expenses (Note 2)...................       19,191
    Line of credit fees (Note 6)............................       17,107
    Amortization of organization expenses (Note 1)..........       12,040
    Miscellaneous...........................................       75,309
                                                              -----------
         Total Expenses.....................................    3,490,672
                                                              -----------
Net Investment Income.......................................   11,016,236
                                                              -----------
Net Realized and Unrealized Gain on Investments:
    Net realized gain on investments........................    8,008,364
    Net change in unrealized appreciation on investments....   30,674,960
                                                              -----------
         Net realized and unrealized gain on investments....   38,683,324
                                                              -----------
Net Increase in Net Assets Resulting from Operations........  $49,699,560
                                                              -----------
                                                              -----------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       12

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                         FOR THE
                                                     SIX MONTHS ENDED        FOR THE
                                                      JUNE 30, 2002        YEAR ENDED
                                                       (UNAUDITED)      DECEMBER 31, 2001
                                                       -----------      -----------------
Change in Net Assets:
    From Operations:
         Net investment income.....................    $ 11,016,236       $ 13,074,643
         Net realized gain/(loss) on investments...       8,008,364         (6,192,184)
         Net change in unrealized appreciation on
            investments............................      30,674,960         18,584,600
                                                       ------------       ------------
              Net increase in net assets resulting
                from operations....................      49,699,560         25,467,059
                                                       ------------       ------------
    Dividends and Distributions to Shareholders
       from (Note 1):
         Net investment income:
              Class A..............................      (3,896,370)        (3,236,365)
              Class B..............................      (3,598,194)        (2,367,601)
              Class C..............................      (5,485,701)        (3,234,755)
              Class I..............................        (769,542)          (866,198)
         Tax return of capital:
              Class A..............................              --         (1,307,435)
              Class B..............................              --         (1,427,468)
              Class C..............................              --         (1,944,802)
              Class I..............................              --           (262,628)
                                                       ------------       ------------
                   Total dividends and
                     distributions to
                     shareholders..................     (13,749,807)       (14,647,252)
                                                       ------------       ------------
    Capital Stock Transactions (Note 5):
         Increase in net assets from Fund share
            transactions...........................     169,990,569        182,767,635
                                                       ------------       ------------
              Total increase in net assets.........     205,940,322        193,587,442
    Net Assets:
         Beginning of period.......................     313,058,038        119,470,596
                                                       ------------       ------------
         End of period.............................    $518,998,360       $313,058,038
                                                       ------------       ------------
                                                       ------------       ------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       13

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

                              FINANCIAL HIGHLIGHTS

    The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. It should be read in conjunction with the Financial Statements and notes thereto.

                                                                           CLASS A
                                      ----------------------------------------------------------------------------------
                                       FOR THE SIX                                                  FOR THE PERIOD
                                      MONTHS ENDED       FOR THE YEAR ENDED DECEMBER 31,         SEPTEMBER 2, 1997'D'
                                      JUNE 30, 2002   --------------------------------------            THROUGH
PER SHARE OPERATING PERFORMANCE:       (UNAUDITED)     2001     2000     1999       1998           DECEMBER 31, 1997
--------------------------------      -------------   ------   ------   ------   -----------   -------------------------
Net asset value, beginning of
  period............................     $11.69       $10.72   $ 9.03   $10.31   $     12.32          $     11.46
                                         ------       ------   ------   ------   -----------          -----------
Income from investment operations:
    Net investment income...........       0.34         0.72     0.74     0.76          0.73                 0.25
    Net realized and unrealized
      gain/(loss) on investments....       1.18         0.99     1.67    (1.32)        (2.00)                0.83
                                         ------       ------   ------   ------   -----------          -----------
        Total from investment
          operations................       1.52         1.71     2.41    (0.56)        (1.27)                1.08
                                         ------       ------   ------   ------   -----------          -----------
Less dividends and distributions to
  shareholders from:
    Net investment income...........      (0.38)       (0.53)   (0.58)   (0.60)        (0.51)               (0.17)
    Net realized gain on
      investments...................         --           --       --       --            --                (0.03)
    Tax return of capital...........         --        (0.21)   (0.14)   (0.12)        (0.23)               (0.02)
                                         ------       ------   ------   ------   -----------          -----------
        Total dividends and
          distributions to
          shareholders..............      (0.38)       (0.74)   (0.72)   (0.72)        (0.74)               (0.22)
                                         ------       ------   ------   ------   -----------          -----------
        Net increase/(decrease) in
          net asset value...........       1.14         0.97     1.69    (1.28)        (2.01)                0.86
                                         ------       ------   ------   ------   -----------          -----------
Net asset value, end of period......     $12.83       $11.69   $10.72   $ 9.03   $     10.31          $     12.32
                                         ------       ------   ------   ------   -----------          -----------
                                         ------       ------   ------   ------   -----------          -----------
-------------------------------------------------------------------------------------------------------------------------
Total investment return.............      13.10%(2)    16.43%   27.55%  - 5.42%      - 10.56%(1)             9.46%(1)(2)
                                         ------       ------   ------   ------   -----------          -----------
                                         ------       ------   ------   ------   -----------          -----------
-------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  millions).........................     $152.8       $ 93.3   $ 44.9   $ 26.0   $      31.6          $      34.6
                                         ------       ------   ------   ------   -----------          -----------
                                         ------       ------   ------   ------   -----------          -----------
Ratio of expenses to average daily
  net assets (before expense
  reduction)........................       1.33%(3)     1.41%    1.58%    1.70%         1.92%                3.49%(3)
                                         ------       ------   ------   ------   -----------          -----------
                                         ------       ------   ------   ------   -----------          -----------
Ratio of expenses to average daily
  net assets
  (net of expense reduction)........       1.33%(3)     1.41%    1.57%    1.60%         1.49%                1.50%(3)
                                         ------       ------   ------   ------   -----------          -----------
                                         ------       ------   ------   ------   -----------          -----------
Ratio of net investment income to
  average daily net assets (before
  expense reduction)................       5.86%(3)     6.75%    7.76%    7.50%         5.89%                9.47%(3)
                                         ------       ------   ------   ------   -----------          -----------
                                         ------       ------   ------   ------   -----------          -----------
Ratio of net investment income to
  average daily
  net assets (net of expense
  reduction)........................       5.86%(3)     6.75%    7.77%    7.60%         6.32%               11.46%(3)
                                         ------       ------   ------   ------   -----------          -----------
                                         ------       ------   ------   ------   -----------          -----------
Portfolio turnover rate.............      15.94%(2)    22.20%   30.36%   62.51%        96.47%               87.20%(2)
                                         ------       ------   ------   ------   -----------          -----------
                                         ------       ------   ------   ------   -----------          -----------

-------------------

'D' Commencement of operations.
(1) Total investment return would have been lower had certain fees not been reimbursed by the Adviser.
(2) Not annualized.
(3) Annualized.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       14

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

                      FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                                              CLASS B
                                             -------------------------------------------------------------------------
                                              FOR THE SIX         FOR THE YEAR ENDED              FOR THE PERIOD
                                             MONTHS ENDED            DECEMBER 31,                JANUARY 15, 1998*
                                             JUNE 30, 2002   -----------------------------            THROUGH
PER SHARE OPERATING PERFORMANCE:              (UNAUDITED)     2001     2000       1999           DECEMBER 31, 1998
--------------------------------             -------------   ------   ------   -----------   -------------------------
Net asset value, beginning of period.......     $ 11.45      $10.59   $ 8.98   $     10.27          $     12.35
                                                -------      ------   ------   -----------          -----------
Income from investment operations:
    Net investment income..................        0.30        0.65     0.64          0.68                 0.64
    Net realized and unrealized gain/(loss)
      on investments.......................        1.15        0.95     1.65         (1.29)               (2.01)
                                                -------      ------   ------   -----------          -----------
        Total from investment operations...        1.45        1.60     2.29         (0.61)               (1.37)
                                                -------      ------   ------   -----------          -----------
Less dividends and distributions to
  shareholders from:
    Net investment income..................       (0.38)      (0.47)   (0.55)        (0.56)               (0.49)
    Tax return of capital..................          --       (0.27)   (0.13)        (0.12)               (0.22)
                                                -------      ------   ------   -----------          -----------
        Total dividends and distributions
          to shareholders..................       (0.38)      (0.74)   (0.68)        (0.68)               (0.71)
                                                -------      ------   ------   -----------          -----------
        Net increase/(decrease) in net
          asset value......................        1.07        0.86     1.61         (1.29)               (2.08)
                                                -------      ------   ------   -----------          -----------
Net asset value, end of period.............     $ 12.52      $11.45   $10.59   $      8.98          $     10.27
                                                -------      ------   ------   -----------          -----------
                                                -------      ------   ------   -----------          -----------
----------------------------------------------------------------------------------------------------------------------
Total investment return....................       12.76%(2)   15.57%   26.31%       - 5.98%             - 11.37%(1)(2)
                                                -------      ------   ------   -----------          -----------
                                                -------      ------   ------   -----------          -----------
----------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions)....     $ 130.4      $ 85.2   $ 26.8   $      15.1          $      10.1
                                                -------      ------   ------   -----------          -----------
                                                -------      ------   ------   -----------          -----------
Ratio of expenses to average daily net
  assets (before expense reduction)........        1.98%(3)    2.04%    2.23%         2.40%                2.60%(3)
                                                -------      ------   ------   -----------          -----------
                                                -------      ------   ------   -----------          -----------
Ratio of expenses to average daily net
  assets (net of expense reduction)........        1.98%(3)    2.04%    2.22%         2.26%                2.15%(3)
                                                -------      ------   ------   -----------          -----------
                                                -------      ------   ------   -----------          -----------
Ratio of net investment income to average
  daily net assets (before expense
  reduction)...............................        5.20%(3)    6.12%    7.11%         7.09%                5.99%(3)
                                                -------      ------   ------   -----------          -----------
                                                -------      ------   ------   -----------          -----------
Ratio of net investment income to average
  daily net assets (net of expense
  reduction)...............................        5.20%(3)    6.12%    7.12%         7.23%                6.44%(3)
                                                -------      ------   ------   -----------          -----------
                                                -------      ------   ------   -----------          -----------
Portfolio turnover rate....................       15.94%(2)   22.20%   30.36%        62.51%               96.47%(2)
                                                -------      ------   ------   -----------          -----------
                                                -------      ------   ------   -----------          -----------

-------------------

 *  Initial offering of shares.
(1) Total investment return would have been lower had certain fees not been reimbursed by the Adviser.
(2) Not annualized.
(3) Annualized.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       15

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

                      FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                                              CLASS C
                                             -------------------------------------------------------------------------
                                              FOR THE SIX         FOR THE YEAR ENDED              FOR THE PERIOD
                                             MONTHS ENDED            DECEMBER 31,                JANUARY 14, 1998*
                                             JUNE 30, 2002   -----------------------------            THROUGH
PER SHARE OPERATING PERFORMANCE:              (UNAUDITED)     2001     2000       1999           DECEMBER 31, 1998
--------------------------------             -------------   ------   ------   -----------   -------------------------
Net asset value, beginning of period.......     $ 11.45      $10.60   $ 8.97   $     10.26            $12.31
                                                -------      ------   ------   -----------            ------
Income from investment operations:
    Net investment income..................        0.30        0.65     0.66          0.68              0.64
    Net realized and unrealized gain/(loss)
      on investments.......................        1.15        0.94     1.65         (1.29)            (1.97)
                                                -------      ------   ------   -----------            ------
        Total from investment operations...        1.45        1.59     2.31         (0.61)            (1.33)
                                                -------      ------   ------   -----------            ------
Less dividends and distributions to
  shareholders from:
    Net investment income..................       (0.38)      (0.47)   (0.55)        (0.56)            (0.49)
    Tax return of capital..................          --       (0.27)   (0.13)        (0.12)            (0.23)
                                                -------      ------   ------   -----------            ------
        Total dividends and distributions
          to shareholders..................       (0.38)      (0.74)   (0.68)        (0.68)            (0.72)
                                                -------      ------   ------   -----------            ------
        Net increase/(decrease) in net
          asset value......................        1.07        0.85     1.63         (1.29)            (2.05)
                                                -------      ------   ------   -----------            ------
Net asset value, end of period.............     $ 12.52      $11.45   $10.60   $      8.97            $10.26
                                                -------      ------   ------   -----------            ------
                                                -------      ------   ------   -----------            ------
-------------------------------------------------------------------------------------------------------------------
Total investment return....................       12.76%(2)   15.46%   26.58%       - 5.99%            11.08%(1)(2)
                                                -------      ------   ------   -----------            ------
                                                -------      ------   ------   -----------            ------
-------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-------------------------
Net assets, end of period (in millions)....     $ 205.3      $115.4   $ 34.1   $      19.6            $ 13.2
                                                -------      ------   ------   -----------            ------
                                                -------      ------   ------   -----------            ------
Ratio of expenses to average daily net
  assets (before expense reduction)........        1.97%(3)    2.04%    2.23%         2.39%             2.59%(3)
                                                -------      ------   ------   -----------            ------
                                                -------      ------   ------   -----------            ------
Ratio of expenses to average daily net
  assets (net of expense reduction)........        1.97%(3)    2.04%    2.22%         2.25%             2.15%(3)
                                                -------      ------   ------   -----------            ------
                                                -------      ------   ------   -----------            ------
Ratio of net investment income to average
  daily net assets (before expense
  reduction)...............................        5.24%(3)    6.14%    7.11%         7.09%             6.13%(3)
                                                -------      ------   ------   -----------            ------
                                                -------      ------   ------   -----------            ------
Ratio of net investment income to average
  daily net assets (net of expense
  reduction)...............................        5.24%(3)    6.14%    7.12%         7.23%             6.57%(3)
                                                -------      ------   ------   -----------            ------
                                                -------      ------   ------   -----------            ------
    Portfolio turnover rate................       15.94%(2)   22.20%   30.36%        62.51%            96.47%(2)
                                                -------      ------   ------   -----------            ------
                                                -------      ------   ------   -----------            ------

-------------------

 *  Initial offering of shares.
(1) Total investment return would have been lower had certain fees not been reimbursed by the Adviser.
(2) Not annualized.
(3) Annualized.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       16

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

                      FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                                              CLASS I
                                             -------------------------------------------------------------------------
                                                                                                      FOR THE
                                              FOR THE SIX         FOR THE YEAR ENDED                  PERIOD
                                             MONTHS ENDED            DECEMBER 31,                 JULY 15, 1998*
                                             JUNE 30, 2002   -----------------------------            THROUGH
PER SHARE OPERATING PERFORMANCE:              (UNAUDITED)     2001     2000       1999           DECEMBER 31, 1998
--------------------------------             -------------   ------   ------   -----------   -------------------------
Net asset value, beginning of period.......     $11.81       $10.78   $ 9.00   $     10.28          $     11.99
                                                ------       ------   ------   -----------          -----------
Income from investment operations:
    Net investment income..................       0.36         0.80     0.89          0.72                 0.35
    Net realized and unrealized gain/(loss)
      on investments.......................       1.20         0.97     1.64         (1.25)               (1.62)
                                                ------       ------   ------   -----------          -----------
        Total from investment operations...       1.56         1.77     2.53         (0.53)               (1.27)
                                                ------       ------   ------   -----------          -----------
Less dividends and distributions to
  shareholders from:
    Net investment income..................      (0.38)       (0.57)   (0.61)        (0.62)               (0.20)
    Tax return of capital..................         --        (0.17)   (0.14)        (0.13)               (0.24)
                                                ------       ------   ------   -----------          -----------
        Total dividends and distributions
          to shareholders..................      (0.38)       (0.74)   (0.75)        (0.75)               (0.44)
                                                ------       ------   ------   -----------          -----------
        Net increase/(decrease) in net
          asset value......................       1.18         1.03     1.78         (1.28)               (1.71)
                                                ------       ------   ------   -----------          -----------
Net asset value, end of period.............     $12.99       $11.81   $10.78   $      9.00          $     10.28
                                                ------       ------   ------   -----------          -----------
                                                ------       ------   ------   -----------          -----------
----------------------------------------------------------------------------------------------------------------------
Total investment return....................      13.31%(2)    16.90%   29.05%       - 5.12%             - 10.59%(1)(2)
                                                ------       ------   ------   -----------          -----------
                                                ------       ------   ------   -----------          -----------
----------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-------------------------
Net assets, end of period (in millions)....     $ 30.5       $ 19.2   $ 13.7   $       2.8          $       0.3
                                                ------       ------   ------   -----------          -----------
                                                ------       ------   ------   -----------          -----------
Ratio of expenses to average daily net
  assets (before expense reduction)........       0.98%(3)     1.08%    1.23%         1.34%                1.54%(3)
                                                ------       ------   ------   -----------          -----------
                                                ------       ------   ------   -----------          -----------
Ratio of expenses to average daily net
  assets (net of expense reduction)........       0.98%(3)     1.08%    1.22%         1.26%                1.16%(3)
                                                ------       ------   ------   -----------          -----------
                                                ------       ------   ------   -----------          -----------
Ratio of net investment income to average
  daily net assets (before expense
  reduction)...............................       6.21%(3)     7.13%    8.11%         9.13%                7.48%(3)
                                                ------       ------   ------   -----------          -----------
                                                ------       ------   ------   -----------          -----------
Ratio of net investment income to average
  daily net assets (net of expense
  reduction)...............................       6.21%(3)     7.13%    8.12%         9.21%                7.86%(3)
                                                ------       ------   ------   -----------          -----------
                                                ------       ------   ------   -----------          -----------
Portfolio turnover rate....................      15.94%(2)    22.20%   30.36%        62.51%               96.47%(2)
                                                ------       ------   ------   -----------          -----------
                                                ------       ------   ------   -----------          -----------

-------------------

 *  Initial offering of shares.
(1) Total investment return would have been lower had certain fees not been reimbursed by the Adviser.
(2) Not annualized.
(3) Annualized.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       17

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

    Cohen & Steers Equity Income Fund, Inc. (the 'Fund') was incorporated under the laws of the State of Maryland on July 3, 1997 and is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The authorized shares of the Fund are divided into four classes designated Class A, Class B, Class C and Class I shares. Each of the Fund's shares has equal dividend, liquidation and voting rights (except for matters relating to distributions and shareholder servicing of such shares).

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

    Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day.

    Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ('NASDAQ') National Market System are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

    Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Cohen & Steers Capital Management, Inc. to be over-the-counter, but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ, the National Quotation Bureau, or such other comparable sources as the Board of Directors deems appropriate to reflect their fair market value. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes most closely reflect the value of such securities.

    Short-term debt securities, which have a maturity value of 60 days or less, are valued at amortized cost, which approximates value.

    Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for accounting and tax purposes.

--------------------------------------------------------------------------------
                                       18

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized using the effective yield basis over their respective lives.

    Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid quarterly. Distributions to shareholders are recorded on the ex-dividend date. Dividends are automatically reinvested in full and fractional shares of the Fund based on the net asset value per share at the close of business on the ex-dividend date unless the shareholder has elected to have them paid in cash.

    A portion of the Fund's dividend may consist of amounts in excess of net investment income derived from non-taxable components of the dividends from the Fund's portfolio investments. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually.

    Dividends from net income on capital gain distributions are determined in accordance with U.S. Federal Income Tax regulations, which may differ from generally accepted accounting principles.

    Federal Income Taxes: It is the policy of the Fund to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary.

    Organization Costs: All costs incurred in connection with organizing and establishing the Fund are being amortized on the straight-line basis over a period of five years from the date on which the Fund commenced operations. For the six months ended June 30, 2002, the Fund amortized $12,040 in organization costs.

NOTE 2. INVESTMENT ADVISORY AND ADMINISTRATION FEES AND OTHER TRANSACTIONS WITH AFFILIATES

    Investment Advisory Fees: Cohen & Steers Capital Management, Inc. (the 'Adviser') serves as the Fund's investment adviser pursuant to an investment advisory agreement (the 'Advisory Agreement'). Under the terms of the Advisory Agreement, the Adviser provides the Fund with the day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Fund's Board of Directors. For the services provided to the Fund, the Adviser receives a monthly management fee in an amount equal to 1/12th of 0.75% of the average daily net assets of the Fund. For the six months ended June 30, 2002, the Fund incurred $1,511,649 in advisory fees.

    Administration Fees: The Fund has entered into an administration agreement with the Adviser under which the Adviser performs certain administrative functions for the Fund and receives a fee of 0.02% of the Fund's average daily net assets. For the six months ended June 30, 2002, the Fund paid the Adviser $40,310 in fees under this administration agreement.

    Distribution Fees: Cohen & Steers Securities, LLC (the 'Distributor'), an affiliated entity of Cohen & Steers Capital Management, Inc., distributes the shares of the Fund.

--------------------------------------------------------------------------------
                                       19

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

    The Fund has adopted a Distribution Plan (the 'Plan') on behalf of the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Fund may not incur distribution fees which exceed an annual rate of 0.25% of the average daily net assets attributable to the Class A shares and 0.75% of the average daily net assets attributable to the Class B and Class C shares. For the six months ended June 30, 2002, the Fund paid $1,134,940 in fees under the Plan.

    Shareholder Servicing Fees: The Fund has adopted a shareholder services plan which provides that the Fund may obtain the services of qualified financial institutions to act as shareholder servicing agents for their customers. For these services, the Fund may pay the shareholder servicing agent a fee at an annual rate of up to 0.10% of the average daily net asset value of the Fund's Class A shares and up to 0.25% of the average daily net asset value of the Fund's Class B and Class C shares. For the six months ended June 30, 2002, the Fund paid $387,980 under the shareholder servicing plan.

    Directors' Fees: Certain directors and officers of the Fund are also directors, officers, and/or employees of the Adviser. None of the directors and officers so affiliated received compensation from the Fund for their services as directors of the Fund. For the six months ended June 30, 2002, fees and related expenses accrued for non-affiliated directors totaled $19,191.

NOTE 3. PURCHASES AND SALES OF SECURITIES

    Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2002 totaled $228,212,222 and $62,869,281, respectively.

NOTE 4. INCOME TAXES

    At June 30, 2002, the cost of investments and net unrealized appreciation for federal income tax purposes were as follows:

Aggregate cost....................................  $452,407,385
                                                    ------------
                                                    ------------
Gross unrealized appreciation.....................  $ 57,316,536
Gross unrealized depreciation.....................  $ (1,969,401)
                                                    ------------
Net unrealized appreciation.......................  $ 55,347,135
                                                    ------------
                                                    ------------

    Net investment income and net realized gains differ for financial statement and tax purposes primarily due to return of capital and capital gain distributions received by the Fund on portfolio securities. To the extent such differences are permanent in nature, such amounts are reclassified within the capital accounts.

--------------------------------------------------------------------------------
                                       20

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

NOTE 5. CAPITAL STOCK

    The Fund is authorized to issue 200 million shares of capital stock, par value $0.001 per share. The Board of Directors of the Fund may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. Transactions in Fund shares were as follows:

                                     FOR THE                     FOR THE
                                 SIX MONTHS ENDED              YEAR ENDED
                                  JUNE 30, 2002             DECEMBER 31, 2001
                             ------------------------   -------------------------
                               SHARES       AMOUNT        SHARES        AMOUNT
                             ----------   -----------   ----------   ------------
CLASS A:
Sold.......................   5,162,144   $64,228,103    5,803,678   $ 67,705,981
Issued as reinvestment of
  dividends................     148,538     1,870,333      160,693      1,804,593
Redeemed...................  (1,385,251)  (17,187,254)  (2,169,889)   (24,825,426)
                             ----------   -----------   ----------   ------------
Net increase/(decrease)....   3,925,431   $48,911,182    3,794,482   $ 44,685,148
                             ----------   -----------   ----------   ------------
                             ----------   -----------   ----------   ------------

                                     FOR THE                     FOR THE
                                 SIX MONTHS ENDED              YEAR ENDED
                                  JUNE 30, 2002             DECEMBER 31, 2001
                             ------------------------   -------------------------
                               SHARES       AMOUNT        SHARES        AMOUNT
                             ----------   -----------   ----------   ------------
CLASS B:
Sold.......................   3,439,506   $41,511,396    5,470,194   $ 62,153,645
Issued as reinvestment of
  dividends................      34,361       422,868       27,618        305,474
Redeemed...................    (492,918)   (6,004,324)    (594,351)    (6,680,251)
                             ----------   -----------   ----------   ------------
Net increase...............   2,980,949   $35,929,940    4,903,461   $ 55,778,868
                             ----------   -----------   ----------   ------------

                                     FOR THE                    FOR THE
                                SIX MONTHS ENDED              YEAR ENDED
                                  JUNE 30, 2002            DECEMBER 31, 2001
                             -----------------------   -------------------------
                              SHARES       AMOUNT        SHARES        AMOUNT
                             ---------   -----------   ----------   ------------
CLASS C:
Sold.......................  6,941,033   $83,691,800    8,030,878   $ 91,280,527
Issued as reinvestment of
  dividends................     55,725       685,771       34,806        384,871
Redeemed...................   (676,002)   (8,223,348)  (1,203,828)   (13,383,490)
                             ---------   -----------   ----------   ------------
Net increase...............  6,320,756   $76,154,223    6,861,856   $ 78,281,908
                             ---------   -----------   ----------   ------------
                             ---------   -----------   ----------   ------------

--------------------------------------------------------------------------------
                                       21

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

                                        FOR THE                FOR THE
                                    SIX MONTHS ENDED          YEAR ENDED
                                     JUNE 30, 2002        DECEMBER 31, 2001
                                  --------------------   --------------------
                                  SHARES      AMOUNT     SHARES      AMOUNT
                                  -------   ----------   -------   ----------
CLASS I:
Sold............................  696,373   $8,752,177   350,247   $3,939,307
Issued as reinvestment of
  dividends.....................   43,322      551,724    72,768      822,985
Redeemed........................  (24,004)    (308,677)  (64,281)    (740,581)
                                  -------   ----------   -------   ----------
Net increase....................  715,691   $8,995,224   358,734   $4,021,711
                                  -------   ----------   -------   ----------
                                  -------   ----------   -------   ----------

NOTE 6. BORROWINGS

    The Fund, in conjunction with Cohen & Steers Institutional Realty Shares, Inc., Cohen & Steers Realty Shares, Inc. and Cohen & Steers Special Equity Fund, Inc. has entered into a $200,000,000 Credit Agreement (the 'Credit Agreement') with Fleet National Bank, as Administrative Agent, State Street Bank and Trust Company, as Operations Agent, and the Lenders identified in the Credit Agreement.

    During the six months ended June 30, 2002, the Fund had no loans outstanding. For the six months ended June 30, 2002, the Fund paid commitment fees of $17,107.

                    AVERAGE ANNUAL TOTAL RETURNS -- CLASS A
                         (PERIODS ENDED JUNE 30, 2002)

                ONE YEAR                                        SINCE INCEPTION (9/2/97)
----------------------------------------                ----------------------------------------
 INCLUDING                   EXCLUDING                   INCLUDING                   EXCLUDING
SALES CHARGE                SALES CHARGE                SALES CHARGE                SALES CHARGE
------------                ------------                ------------                ------------
 8.38%                         13.49%                      8.53%                       9.57%

    Returns on the Fund's other share classes will vary because of differing expense ratios and sales charges.

--------------------------------------------------------------------------------
                                       22

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

                          MEET THE COHEN & STEERS FAMILY OF OPEN-END FUNDS:

               FOR HIGH CURRENT INCOME:                               FOR TOTAL RETURN:

                   COHEN & STEERS                                      COHEN & STEERS
                 EQUITY INCOME FUND                                     REALTY SHARES

      IDEAL FOR INVESTORS SEEKING A HIGH DIVIDEND         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      YIELD AND CAPITAL APPRECIATION, INVESTING           RETURN THROUGH BOTH CURRENT INCOME AND
      PRIMARILY IN REITS                                  CAPITAL APPRECIATION, INVESTING PRIMARILY IN
      A, B, C AND I SHARES AVAILABLE                      REITS
      SYMBOLS: CSEIX, CSBIX, CSCIX, CSDIX                 SYMBOL: CSRSX


              FOR CAPITAL APPRECIATION:                                FOR TOTAL RETURN:

                  COHEN & STEERS                                        COHEN & STEERS
                SPECIAL EQUITY FUND                               INSTITUTIONAL REALTY SHARES

      IDEAL FOR INVESTORS SEEKING MAXIMUM CAPITAL         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      APPRECIATION, INVESTING IN A LIMITED NUMBER         RETURN THROUGH BOTH CURRENT INCOME AND
      OF COMPANIES ENGAGED IN THE REAL ESTATE OR          CAPITAL APPRECIATION, INVESTING PRIMARILY IN
      RELATED INDUSTRIES                                  REITS
      CONCENTRATED, HIGHLY FOCUSED PORTFOLIO              OFFERS LOW TOTAL EXPENSE RATIO
      SYMBOL: CSSPX                                       HIGHER MINIMUM PURCHASE REQUIRED
                                                          SYMBOL: CSRIX

                          FOR MORE INFORMATION ABOUT ANY COHEN & STEERS FUND
                           OR TO OBTAIN A PROSPECTUS PLEASE CONTACT US AT:
                    1-800-330-REIT, OR VISIT OUR WEBSITE AT WWW.COHENANDSTEERS.COM

     THE PROSPECTUS CONTAINS MORE INFORMATION ABOUT EACH FUND INCLUDING ALL CHARGES AND EXPENSES,
                           AND SHOULD BE READ CAREFULLY BEFORE YOU INVEST.

--------------------------------------------------------------------------------
                                       23

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and Chairman

Martin Cohen
Director and President

Gregory C. Clark
Director

Bonnie Cohen
Director

George Grossman
Director

Richard J. Norman
Director

Willard H. Smith Jr.
Director

Adam Derechin
Vice President and Assistant Treasurer

Lawrence B. Stoller
Assistant Secretary

KEY INFORMATION

INVESTMENT ADVISER
Cohen & Steers Capital Management, Inc.
757 Third Avenue
New York, NY 10017
(212) 832-3232

SUB-ADMINISTRATOR AND CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

TRANSFER AGENT
Boston Financial Data Services, Inc.
Two Heritage Drive
North Quincy, MA 02171
(800) 437-9912

LEGAL COUNSEL
Simpson Thacher & Bartlett
425 Lexington Avenue
New York, NY 10017

DISTRIBUTOR
Cohen & Steers Securities, LLC
757 Third Avenue
New York, NY 10017

NASDAQ Symbol: Class A - CSEIX
               Class B - CSBIX
               Class C - CSCIX
               Class I - CSDIX

Website: www.cohenandsteers.com

Net asset value (NAV) can be found in the daily mutual fund listings in the financial section of most major newspapers under Cohen & Steers.

This report is authorized for delivery only to shareholders of Cohen & Steers Equity Income Fund, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund. Past performance is of course no guarantee of future results and your investment may be worth more or less at the time you sell.

--------------------------------------------------------------------------------
                                       24

COHEN & STEERS
EQUITY INCOME FUND
757 THIRD AVENUE
NEW YORK, NY 10017




                         COHEN & STEERS
                       EQUITY INCOME FUND

                   --------------------------
                       SEMI-ANNUAL REPORT
                          JUNE 30, 2002



                        STATEMENT OF DIFFERENCES

The dagger symbol shall be expressed as.................................. 'D'
The double dagger symbol shall be expressed as .......................... 'DD'
The division sign shall be expressed as.................................. [div]